SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TCW STRATEGIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[LOGO]

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 15, 2011

Notice is hereby given that an annual meeting of shareholders of TCW Strategic Income Fund, Inc. (the “Company”) will be held at the JW Marriott Hotel, 900 West Olympic Boulevard, Los Angeles, CA 90015, Thursday, September 15, 2011 at 9:00 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of eight directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified; and

2.	Amendment of the Company’s investment restriction regarding futures contracts and options on futures contracts to permit the Company to purchase and sell interest rate futures contracts and options on interest rate futures contracts.

3.	Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 29, 2011 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. To assure your representation at the annual meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

August 1, 2011

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope thus enabling the Company to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail you may also vote by telephone or via the internet. Instructions for these options are found on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

Pursuant to this proxy statement (the “Proxy Statement”) by the Board of Directors of TCW Strategic Income Fund, Inc. (the “Company”) is soliciting your proxy in connection with the 2011 annual meeting of shareholders of the Company. The Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on July 29, 2011, as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders or any adjournment or postponement thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about August 10, 2011.

The Board is soliciting proxies from shareholders of the Company with respect to the following proposals:

1.	To elect eight directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	To amend the Company’s investment restriction regarding futures contracts and options on futures contracts to permit the Company to purchase and sell interest rate futures contracts and options on interest rate futures contracts; and

3.	To take action on other business that may properly come before the Annual Meeting.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares of common stock (“Common Stock”) for which a properly signed proxy card is received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the Annual Meeting. However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, September 15, 2011. The Proxy Statement and the Company’s most recent annual report are available on the Internet at http://www.tcw.com. The Company will furnish, without charge, a copy of the

Company’s annual report for its fiscal year ended December 31, 2010, and any more recent reports, to any Company shareholder upon request. To request a copy, please write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephone it at 1-877-829-4768. You may also call for information on how to obtain directions to attend the Annual Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

The purpose of this proposal is to elect the Board of Directors of the Company that will assume office immediately upon election by shareholders. The Board is currently comprised of eight members described below. At a Board of Directors meeting held on June 16, 2011, the Board unanimously nominated all current Directors for reelection as Directors (each a “Nominee”). Each Nominee has agreed to stand for election, serve if elected and hold office until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and positions with the Company, the length of time he or she has served as Director, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Company [as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)] are referred to as “Independent Directors.” Nominees who are “interested persons” of the Company under the 1940 Act are referred to as “Interested Directors.”

Independent Director Nominees

Name, Address, Age and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Director During Past Five Years
Samuel P. Bell (74) Director	Term: Until 2012 Served since 2002	Private Investor.	25	Point 360 (post production services), Broadway National Bank (banking) and TCW Funds, Inc. (mutual fund with 24 series).

John A. Gavin (80) Director	Term: Until 2012 Served since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm).	25	Causeway Capital Management Trust (mutual fund with 2 series), TCW Funds, Inc. (mutual fund with 24 series) and Hotchkis and Wiley Funds (mutual fund with 5 series).

Patrick C. Haden (58) Chairman of the Board	Term: Until 2012 Served since 2001	Athletic Director, the University of Southern California; prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	25	Tetra Tech, Inc. (environmental consulting) and TCW Funds, Inc. (mutual fund with 24 series) and Metropolitan West Funds (mutual fund with 6 series); until 2009, Director, Indy Mac Mortgage Holdings (mortgage banking).

Janet E. Kerr (56) Director	Term: Until 2012 Served since 2010	Laure Sudreau-Ripley Endowed Professor of Law and Founder and Executive Director Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	25	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Funds, Inc. (mutual fund with 24 series).

Name, Address, Age and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Director During Past Five Years
Peter McMillan (53) Director	Term: Until 2012 Served Since 2010	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President, KBS Capital Advisors (a manager of real estate investment trusts).	25	KBS Real Estate Investment Trust I, II, III and IV (real estate investments), TCW Funds, Inc. (mutual fund with 24 series) and Metropolitan West Funds (mutual funds with 6 series).

Charles A. Parker (77) Director	Term: Until 2012 Served Since 1988	Private Investor.	25	Burridge Center for Research in Security Prices (Leeds School of Business, University of Colorado) and TCW Funds, Inc. (mutual fund with 24 series).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.
+	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

Interested Director Nominees (3)

Name, Address, Age and Position with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen++	Other Directorships Held by Director During Past Five Years
Charles W. Baldiswieler (53) Director, President and Chief Executive Officer c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Term: Until 2012 Served since 2009	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	25	TCW Funds, Inc. (mutual fund with 24 series).

David S. DeVito (48) Director, Treasurer and Chief Financial Officer c/o Trust Company of the West 865 South Figueroa Street Los Angeles, CA 90017	Term: Until 2012 Served since 2008	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, Treasurer and Chief Financial Officer, the Company.	1	None

(3)

Each of these directors is an “interested person” of the Company as defined in the 1940 Act, because he is an officer of TCW Investment Management Company, the Company’s investment advisor (“Advisor”).

++	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Annual Meeting, any Nominee becomes unable to serve, the proxies which would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

Ownership of Securities

The information as to ownership of securities which appears below is based on statements furnished to the Company by Directors.

The following table sets forth the equity ownership of Nominees in the Company and in the Fund Complex as of June 30, 2011. The code for the dollar range of equity securities owned by nominees is: (a) $1 to $10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000.

Name of Nominee	Dollar Range of Equity Securities In the Company	Aggregate Dollar Range of Equity Securities in Fund Complex
Samuel P. Bell	None	(c	)

John A. Gavin	(d)	(d	)

Janet E. Kerr	None	(b	)

Patrick C. Haden	(c)	(d	)

Peter McMillan	None	None

Charles A. Parker	(b)	(d	)

Interested Director Nominees

Charles W. Baldiswieler	(b)	(d	)

David S. DeVito	None	(d	)

None of the Independent Director Nominees, or any other member of his or her immediate family, owned beneficially or of record, any securities in the Advisor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor as of June 30, 2011.

Communications with the Board of Directors

Shareholders may address correspondence relating to the Company to the Board of Directors as a whole or to individual Directors, to the Company’s Secretary at TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Company has no formal policy regarding Directors’ attendance at shareholder meetings, typically some Directors attend the Annual Meeting. At the Company’s 2010 annual meeting held on September 14, 2010, seven Directors were present.

Compensation for Directors

The Company pays each Independent Director an annual fee of $7,500 plus a joint meeting fee of $750 for each meeting of the Board of Directors or Committees of the

Board of Directors attended by the Director. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Company. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Company.

The following table indicates the compensation paid to the Independent Directors by the Company for the fiscal year ended December 31, 2010. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2010 by TCW Funds, Inc. (“TFI”). TFI is included because the Company’s Advisor also serves as TSI’s investment adviser.

Name of Independent Director*	Aggregate Compensation From the Company	Total Compensation from the Company and TFI
Samuel P. Bell	$13,750	$92,250

John A. Gavin	$13,750	$77,250

Patrick C. Haden	$13,750	$99,750

Janet E. Kerr	$6,500	$34,750

Peter McMillan	$6,500	$34,750

Charles A. Parker	$13,750	$77,250

The Board of Directors normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2010, the Board met 6 times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Director was a member.

Leadership Structure

The Board is responsible for the overall management of the Company, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Company’s Articles of Incorporation and By-Laws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of nine Directors, including seven Independent Directors. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of an Independent Director as Chairman does not impose any duties, obligations or liabilities on him that are greater than the duties, obligations or liabilities imposed on him as a member of the Board.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the number of funds in the Fund Complex, the net assets of the Company and the committee structure of the Company.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with the officers of the Company and representatives of key service providers to the Company, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Company and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Company established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Company’s operations conform to its compliance procedures through regular meetings with, and reports received from the Company’s Chief Compliance Officer, and other officers.

Investment Oversight. The Board monitors the Company’s investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Company’s investment practices and reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Company’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the Company’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Company’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Company’s internal controls over financial reporting, and risks of accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee, Executive Committee and Nominating Committee.

The Audit Committee has adopted a written charter. A copy of the Audit Committee Charter is posted on the Company’s website (www.tcw.com). The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company’s independent auditors and reviews with the auditors the results of the Company’s annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Company’s Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee’s current members are Messrs. Bell, Gavin, Haden, McMillan and Parker and Ms. Kerr. During the fiscal year ended December 31, 2010, the Audit Committee held four meetings.

The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s current members are Messrs. DeVito, Bell and Haden. During the fiscal year ended December 31, 2010, the Executive Committee held no meetings.

The Nominating Committee has adopted a Nominating Committee Charter, a copy of which is attached to this Proxy Statement. The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Advisor and the Company’s other principal service providers. The Nominating Committee does not have any formal policy regarding diversity in identifying nominees for a directorship, but considers it among the various factors relevant to any particular nominee. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board. This Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Company and overseeing the management of the Company. The current members of the Company’s Nominating Committee are Messrs. Bell, Gavin, Haden, McMillan and Parker and Ms. Kerr. During the fiscal year ended December 31, 2010, the Nominating Committee held four meetings.

The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, or in the nomination of the Nominees. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund shareholders, prior service on the Board, and familiarity with the Company are considered important assets.

Charles W. Baldiswieler. Mr. Baldiswieler is a Group Managing Director of the Advisor, TCW Asset Management Company and Trust Company of the West and serves on the board of TFI, a mutual fund complex managed by the Advisor. He has over 20 years of experience in the investment industry and prior to joining TCW in 1995 he was Director of Marketing for Jensworld, King and Associates (Houston, Texas). Prior to that he headed the Investment Marketing Department at Bank One Trust (Houston, Texas).

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Post 360, a post production services company, Broadway National Bank, and TFI, a mutual fund complex managed by the Advisor. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

David S. DeVito. Mr. DeVito is Executive Vice President and Chief Administrative Officer of the Advisor, TCW Asset Management Company and Trust Company of the West and is Treasurer and Chief Financial Officer of TFI, a mutual fund complex managed by the Advisor. He also serves on the boards of several philanthropic organizations including the YMCA of Metropolitan Los Angeles and Loyola High School of Los Angeles. Prior to joining TCW in 1993, Mr. DeVito was a Certified Public Accountant and Senior Manager with Deloitte & Touche LLP. He is also a member of the American Institute of Certified Public Accountants and the California Society of CPAs.

John A. Gavin. Mr. Gavin is founder and Chairman of Gamma Holdings, an international capital consulting firm and serves on the boards of Causeway Capital Management Trust and the Hotchkis and Wiley Funds, mutual fund complexes, and TFI, a mutual fund complex managed by the Advisor. From 1981 to 1986, Mr. Gavin served as the United States Ambassador to Mexico.

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Board of the Company, is the Athletic Director of the University of Southern California. Previously, he was a General Partner in Riordan, Lewis & Haden, a private equity firm and serves on the boards of Tetra Tech, Inc., an environmental consulting company, Metropolitan West Funds, a mutual fund complex managed by an affiliate of the Advisor, and TFI, a mutual fund complex managed by the Advisor, of which he is also the Independent Chairman. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the Board of Trustees of the University of Southern California.

Janet E. Kerr. Ms. Kerr serves on the board of La-Z-Boy Incorporated, a residential furniture producer, and Tilly’s Inc., a privately held retailer of apparel and accessories and TFI, a mutual fund complex managed by the Advisor. Ms. Kerr is also the Laure Sudreau-Ripley Endowed Professor of Law at Pepperdine University School of Law and is the founder and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law at the Pepperdine University School of Law. Ms. Kerr has founded several technology companies and is a well known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. She is also a member of the National Association of Corporate Directors and Women Corporate Directors.

Peter McMillan. Mr. McMillan is the Co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, and co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of four KBS Real Estate Investment Trusts, Metropolitan West Funds, a mutual fund complex managed by an affiliate of the Advisor, and TFI, a mutual fund complex managed by the Advisor. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the executive vice president and chief investment officer of Sun America Investments, Inc. Prior to 1989, he served as assistant vice president for Aetna Life Insurance for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Charles A. Parker. Mr. Parker is a private investor and serves on the boards of the Burridge Center for Research in Security Prices (Leeds School of Business, University of Colorado) and TFI, a mutual fund complex managed by the Advisor. Previously Mr. Parker was an executive vice president and director of the Continental Corporation and chairman and chief executive officer of Continental Asset Management Corporation.

The Board of Directors has adopted a Directors Nominating and Qualifications Charter (“Nominating Committee Charter”), a copy of which is included in this Proxy Statement as Appendix A.

The Nominating Committee will consider potential director candidates recommended by Company shareholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating Committee Charter; are not “interested persons” of the Company within the meaning of the 1940 Act; and are “independent” as defined in the NYSE listing standards. Director qualification requirements include, but are not limited to, the following:

(a)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)	The nominee may not be an executive officer, or director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In addition, the nominating shareholder or shareholder group must meet the following requirements in order for the Nominating Committee to consider a proposed nominee:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Company’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating Committee Charter).

A nominating shareholder or shareholder group may not submit more than one Independent Director nominee each calendar year. All shareholder recommended nominee submissions for the Annual Meeting must have been received by the Company by May 18, 2011, the deadline for submission of any shareholder proposals which would be included in the Company’s proxy statement for its 2011 annual meeting.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Company’s Secretary. Notice to the Company’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Company shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Company’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Nominating Committee may identify prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Company Nominating Committee Charter provides minimum qualifications for Company directors which include expertise, experience or relationships that are relevant to the Company’s business, and educational qualifications. The Nominating Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board. Each of the Director nominees included in this Proxy Statement currently serves on the Board of Directors of the Company.

No nominee recommendations have been received from shareholders for this Annual Meeting. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Company needs and circumstances, and as applicable legal or listing standards change.

Compliance with Section 16(a) of the 1934 Act

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Company, require the Company’s officers and Directors, Advisor, certain affiliates of the Advisor, and persons who beneficially own more than ten percent of a registered class of the Company’s securities (“Reporting Persons”) to file reports of ownership of the Company’s securities and changes in such ownership with the Securities and

Exchange Commission (“SEC”) and the NYSE. Reporting Persons are also required by such regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Company and written representations of certain Reporting Persons, the Company believes that during fiscal year 2010 all required Section 16(a) ownership reports were timely filed.

Officers

The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017.

Name	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years*
Michael E. Cahill (60)	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.

Peter A. Brown (55)	Senior Vice President	Managing Director, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.

Hilary G.D. Lord (55)	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.

Philip K. Holl (61)	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Funds, Inc.

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Shareholder Approval

The Nominees for election as Directors at the Annual Meeting will be elected by a plurality of the total votes cast at a meeting of shareholders by the holders of shares present in person or by proxy and entitled to vote on such action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES

PROPOSAL 2 AMENDMENT OF THE COMPANY’S:

INVESTMENT RESTRICTION REGARDING FUTURES CONTRACTS

AND OPTIONS ON FUTURES CONTRACTS

TO PERMIT THE COMPANY TO PURCHASE AND

SELL INTEREST RATE FUTURES CONTRACTS

AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

Upon the recommendation of management of the Company, the Board reviewed the Company’s current fundamental investment restrictions. The Company currently has a fundamental investment restriction that prohibits the Company from purchasing or selling interest rate futures contracts or options thereon. The Board proposes that this prohibition be eliminated so that the Company is permitted to purchase and sell interest rate futures contracts and purchase and sell options on interest rate futures contracts. This change will provide the Advisor with greater investment flexibility in managing the Company.

The current fundamental investment restriction, which cannot be changed without approval by a majority vote (as defined in the 1940 Act) of the Company’s shareholders, provides that:

The Company will not

*****

Purchase or sell commodities or commodity contracts, including futures contracts or options on futures contracts in a contract market or other futures market, except that the Company may purchase stock index futures contracts as described under “Investment Objective and Policies—Stock Index Futures.”

It is proposed that the Company’s investment restriction with respect to interest rates futures contracts and options thereon be amended to provide as follows:

The Company will not:

*****

Purchase or sell commodity contracts except that the Company may purchase stock index futures contracts and purchase and sell interest rate futures contracts and options on interest rate futures contracts.

If this proposal is approved subject to certain limitations, the Company could enter into interest rate futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Company resulting from interest rate or market fluctuations, to protect the Company’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Pursuant to current regulatory exemptions, the Company and the Advisor are not deemed to be a “commodity pool” or “commodity pool operator”, respectively, under the Commodity Exchange Act and are not subject to regulation as such under the Commodity Exchange Act. Approval of this proposal will not change their exempt status.

An interest rate futures contract is an agreement to buy or sell a fixed income obligation at a certain date at a certain price. The value of an interest rate futures contract varies according to changes in interest rates. For example, if interest rates rise, the value of the futures contract declines because a potential buyer will be able to buy another interest rate futures contract with a better interest rate. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

In connection with the purchase or sale of interest rate futures contracts, the Company will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. With respect to futures contracts that are not contractually required to “cash-settle,” the Company must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts’ full, notional value. With respect to futures that are contractually required to “cash-settle,” the Company is permitted to segregate or “earmark” liquid assets in an amount equal to the Company’s daily marked-to-market (net) obligation (i.e., the Company’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled futures, the Company will have the ability to employ leverage to a greater extent than if the Company were required to segregate or “earmark” assets equal to the full notional value of such contracts.

The interest rate futures contracts and options thereon that the Fund may enter into will be exchange-traded on the Chicago Mercantile Exchange and will be required to “cash settle.”

The Company may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to attempt to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Company may sell futures contracts. If declining interest rates are anticipated, the Company may purchase futures contracts to protect against a potential increase in the price of securities the Company intends to purchase. Subsequently, appropriate securities may be purchased by the Company in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to the Company upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Company may be required to make subsequent deposits of cash or U.S. Government Securities (called “variation margin”), with the Company’s futures contract clearing broker, which reflect price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, the Company may elect to close the position by taking an opposite position which will operate to terminate the Company’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Company and the Company realizes a loss or gain.

If this proposal is approved, the Company could also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Company will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Company’s portfolio.

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by the Company is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions.

Interest rates futures expose the Company to price fluctuations resulting from interest rate changes. If interest rates rise when the Company has purchased an interest rate future, the Company could suffer a loss in its futures position. If interest rates fall when the Company has sold an interest rate future, the Company could similarly suffer a loss. The market value of interest rate futures may not move in concert with the value of the securities the Company wishes to hedge or intends to purchase. Further, a lack of market liquidity could make it difficult to close out futures positions. While utilization of futures contracts may be advantageous to the Company, if the Company is not successful in employing such instruments in managing its investments, its performance will be worse than if it did not make such investments.

In the event of the bankruptcy of a broker through which the Company engages in transactions in futures or options therein, the Company could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Company, the Company could experience a loss of all or part of the value of the option. Transactions are entered into by the Company only with brokers or financial institutions deemed creditworthy by the Advisor.

Suitable interest rate futures and options transactions may not be available in all circumstances and there can be no assurance that the Company will engage in these transactions even if they are available.

Shareholder Approval

The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Company, which means the affirmative vote of the lesser of: (1) more than 50% of the Company’s Common Stock, or (2) 67% or more of the shares of the Company present at the Annual meeting (in person or represented by proxy), if the holders of more than 50% of the Company’s Common Stock are present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company is aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Company entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, a plurality of the votes cast at the Annual Meeting is required to elect each of the Directors. Assuming a quorum is present, approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined above) of the Company. Accordingly, broker non-votes and abstentions effectively will be votes AGAINST Proposal 2 because such proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Abstentions and broker non-votes will have no effect on Proposal 1.

The Company’s Common Stock is the only class of outstanding voting securities of the Company. At July 29, 2011, 47,609,979 shares of Common Stock were outstanding and entitled to vote. The Company’s Common Stock does not have cumulative voting rights.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders may adjourn the Annual Meeting. The vote required to adjourn the Annual Meeting is the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. In such a case, the proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In such a case, the proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

Cost and Method of Proxy Solicitation

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Advisor. In addition, proxy solicitation may be conducted by the Altman Group, Inc., which will be paid approximately $10,000 and will be reimbursed for its related expenses. The cost of solicitation of proxies will be borne by the Company, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Shareholders may sign and mail the proxy card(s) received with the Proxy Statement or may give voting instructions via touchtone telephone by following the instructions enclosed with the proxy card.

Household Mailings

The Company reduces the number of duplicate annual and semi-annual reports and Proxy Statements a household receives by sending only one copy of those documents to those addresses shared by two or more accounts (unless the Company receives contrary instructions). Write the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephone it at 1-877-829-4768 to request individual copies of reports and proxy statements, or to request a single copy of reports and proxy statements if receiving duplicate copies. The Company will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the NYSE Listed Company Manual, the Company’s Annual CEO Certification certifying as to compliance with the NYSE’s corporate governance listing standards was submitted to the NYSE on October 14, 2010. In addition, on February 18, 2011, the Company filed the required CEO/CFO certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as an exhibit to its Form N-CSR for the year ended December 31, 2010.

Shareholder Proposals

The Company holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Company’s 2012 annual meeting of shareholders must be received by May 18, 2012, in order to be included in the Company’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2012 annual meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal between June 16, 2012 and July 16, 2012.

The persons named as proxies for the 2012 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Company receives notice of the matter by July 2, 2012. If the Company receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Investment Advisor

TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017, serves as the investment advisor of the Company.

Administrator

State Street Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Company.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 350 South Grand Avenue, Los Angeles, California 90071 has been selected as the registered public accounting firm of the Company for its current fiscal year. Deloitte is responsible for auditing the Company’s annual financial statements. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Deloitte, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that Deloitte is an independent auditor with respect to the Company. Certain information concerning the fees and services provided by Deloitte to the Company and to the Advisor and its affiliates for the most recent fiscal year of the Company is provided below. For purposes of the following information, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, are referred to as “Service Affiliates.”

(1)	Audit Fees. The aggregate fees billed for each of the last two fiscal years to the Company (the “Reporting Periods”) for professional services rendered by Deloitte for the audit and review of the Company’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
12/31/10	$75,000
12/31/09	$75,000

(2)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte to the Company that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Year Ended	Audit-Related Fees
12/31/10	0
12/31/09	0

(3)	Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
12/31/10	$5,000
12/31/09	$4,500

(4)	All Other Fees. The aggregate fees billed to the Company in the Reporting Periods for products and services provided by Deloitte, other than the services reported in paragraphs (1) through (3) above, were as follows:

Fiscal Year Ended	All Other Fees
12/31/10	$0
12/31/09	$3,500

The aggregate non-audit fees billed by Deloitte for services rendered to the Service Affiliates for the last two fiscal years of the Company were $0 in 2010 and $2,629 in 2009, respectively.

The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Company’s operations and financial reporting.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any independent auditor engaged by the Company and any non-audit or audit-related services provided by them to the Company’s service affiliates which have an impact on the Company. The Audit Committee recommends the engagement of the auditor for each fiscal year, and a majority of the Company’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provisions of types or categories of non-audit services for the Company and permissible non-audit services for the Company’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Company’s independent auditor, the Audit Committee receives a list of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limit on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Audit Committee Report

The Audit Committee of the Board of Directors normally meets at least twice during each full fiscal year with the Company’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2010, with management and the independent auditors of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Company’s independent auditors of non-audit services to the Company, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Company, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors the independent auditors’ independence.

The members of the Company’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board of Directors has determined that Messrs. Samuel P. Bell and Charles A. Parker each qualifies as an “audit committee financial expert,” as defined under the SEC’s Regulation S-K, Item 407(d). The Audit Committee is in compliance with applicable rules of the NYSE listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act of 2002 and the Public

Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Company’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s annual report to shareholders for the fiscal year ended December 31, 2010. The members of the Audit Committee, Messrs. Bell, Gavin, Haden, McMillan and Parker and Ms. Kerr, are Independent Directors who are “independent” within the meaning of the NYSE corporate governance standards for audit committees.

Shareholder Reports

A copy of the Company’s most recent Annual Report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or telephoning it at 1-800- FUND-TCW.

Beneficial Share Ownership of Directors and Officers

As of the record date, July 29, 2011, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Company.

Beneficial Share Ownership of Shareholders

As of the record date, July 29, 2011, as far as known to the Company, no person owned beneficially more than 5% of the outstanding Common Stock of the Company.

By Order of the Board of Directors

PHILIP K. HOLL

Secretary

August 1, 2010

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials.

A copy of the Company’s annual report for the year ended December 31, 2010 and a copy of the Company’s most recent semi-annual report once published are available without charge upon request by writing the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

APPENDIX A

TCW STRATEGIC INCOME FUND, INC.

DIRECTORS NOMINATING AND QUALIFICATIONS CHARTER

Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of TCW Strategic Income Fund, Inc. (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested directors, although not members of the Committee, may recommend candidates and recruit them for the Board of Directors (the “Board”) and for executive offices of the Fund. However, the Committee retains the exclusive authority to nominate independent director candidates.

The members of the Committee shall be elected by the Board annually and shall serve until their successors shall be duly elected and qualified.

Purpose of the Committee

The purpose of the Committee is to (i) assist the Board by identifying individuals qualified to become Board members or executive officers and to recommend to the Board the director and/or executive officer nominees and (ii) recommend to the Board director compensation.

Duties of the Committee

1. The Committee shall make nominations for directors and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent director positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent directors must not be “interested persons” of the Fund as that term is defined in the 1940 Act. The Committee may seek suggestions for independent Board member nominees from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees’ qualifications for Board membership, the Committee shall consider the factors set forth in this paragraph 1 and in paragraph 2 below, and, with respect to nominees presented by a shareholder, paragraph 3 below, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the

Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether the independent Board member could qualify as an “audit committee financial expert” and any such factors as it may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser).

2. To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Fund and protecting the interests of the Fund’s shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant. Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents, and shall also have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security. No person shall be qualified to be a Board member unless the Committee, in consultation with counsel to the independent Board members, has determined that such person, if elected as a Board member, would not cause the Fund to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Fund’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

3. Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(ii) The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

4. The Committee shall evaluate the participation and contribution of each director coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other directors to assist them in this evaluation.

5. The Committee shall periodically review as it deems necessary the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6. The Committee shall periodically review as it deems necessary director compensation and shall recommend any appropriate changes to the Board as a group.

7. The Committee shall periodically review as it deems necessary issues related to the succession of officers of the Fund, including the Chairman of the Board.

8. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

9. The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Operations of the Committee

1. The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant.

2. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

3. The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

4. The Committee may select one of its members to be the chair.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

6. Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention items.

September 15, 2009

PROXY CARD

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON September 15, 2011

The undersigned hereby appoint(s) Philip K. Holl, David DeVito and Charles Baldiswieler or any one or more of them, proxies, with full power of substitution, to vote all shares of the TCW Strategic Income Fund, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the JW Marriott Hotel, 900 West Olympic Boulevard, Los Angeles, California 90015 on Thursday, September 15, 2011 at 9:00 a.m., local time, and at any adjournment thereof.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[ADDRESS LINE 3]

[ADDRESS LINE 4]

[ADDRESS LINE 5]

[ADDRESS LINE 6]

[ADDRESS LINE 7]

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

FOLD HERE - PLEASE DO NOT TEAR

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to www.proxyvoting.com/tsi. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone

Phone: Simply dial toll-free 1-866-540-5760 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

11111111111111

If you would like another copy of the proxy material, they are available at http://bnymellon.mobular.net/bnymellon/tsi. You will need your control number above to log in.

TAGID: “TAG ID” CUSIP: “CUSIP”

PROXY CARD

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 15, 2011

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: X

PROPOSAL:

1. Election of Directors:

NOMINEES:

(01) Charles W. Baldiswieler (04) John A. Gavin (07) Peter McMillan

(02) Samuel P. Bell (05) Patrick C. Haden (08) Charles A. Parker

(03) David S. DeVito (06) Janet E. Kerr

FOR ALL (NOMINEES) WITHHOLD FROM ALL (NOMINEES) *EXCEPTIONS (see instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s number in the space provided below. Nominees that are not listed below will receive a vote FOR.

Exceptions:__________________________________________________

2. Amendment of the Company’s investment restriction regarding futures contracts and options on futures contracts to permit the Company to purchase and sell interest rate futures contracts and options on interest rate futures contracts.

FOR AGAINST ABSTAIN

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID: CUSIP:

TCW076505.1